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                      NEW ENGLAND LIFE INSURANCE COMPANY
                            American Growth Series

                         Supplement Dated May 23, 2002

                                      To

                Prospectuses dated May 1, 2002 and May 1, 2000

For Contracts issued in Minnesota, New Jersey, New York, Oregon, South Carolina and Texas, the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, each a Portfolio of the American Funds Insurance Series, are currently not available as investment options. Please check with your representative on future availability.


VA-264-02